Exhibit 10.15

AMENDMENT TO STOCKHOLDERS AGREEMENT

This AMENDMENT TO STOCKHOLDERS AGREEMENT, dated as of April 27, 2010 (this “Amendment”), is by and between SABRE INDUSTRIES, INC., a Delaware corporation (the “Company”), and CORINTHIAN SC LLC, a Delaware limited liability company (“Corinthian”).

W I T N E S S E T H:

WHEREAS, the Company, Corinthian and certain other parties are party to a Stockholders Agreement dated as of September 12, 2007 (the “Stockholders Agreement”);

WHEREAS, Corinthian holds at least a majority of all outstanding shares of Common Stock and Common Stock Equivalents of the Company; and

WHEREAS, the Company and Corinthian desire to amend the Stockholders Agreement in accordance with Section 16(j) thereof.

NOW, THEREFORE, in consideration of the foregoing, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.             Capitalized Terms.  Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Stockholders Agreement.

2.             Amendment.  Effective as of the date hereof, Section 14 of the Stockholders Agreement shall be deemed to be deleted in its entirety from the Stockholders Agreement, and such Section shall be of no further force or effect.

3.             Effect of Amendment.  Except as expressly modified by this Amendment, the terms and provisions of the Stockholders Agreement shall remain in full force and effect.

4.             Governing Law.  This Amendment shall be governed by, construed and enforced in accordance with the internal laws of the State of Delaware (without regard to principles of conflict of laws).

5.             Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.  Original signatures hereto may be delivered by facsimile or portable data format (PDF) which shall be deemed originals.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment to Stockholders Agreement as of the date first set forth above.

SABRE INDUSTRIES, INC.

By:	/s/ James D. Mack
	Name:	James D. Mack
	Title:	President and Chief Executive Officer

CORINTHIAN SC LLC

By:	/s/ Peter Van Raalte
	Name:	Peter Van Raalte
	Title:	Manager

Signature Page to Amendment to Stockholders Agreement